UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 14, 2024
Date of Report (date of earliest event reported)

OpGen, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37367	06-1614015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

23219 Stringtown Road, Suite 300
Clarksburg, MD 20871
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On August 14, 2024, management of OpGen, Inc. (the “Company”), in consultation with the Company’s board of directors and the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited condensed consolidated financial statements contained within its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Q1 2024 Financial Statements”) should no longer be relied upon due to an error in the financial statements and that a restatement of such prior financial statements is required. The error relates to the accounting treatment of an indemnification asset arising from the Company’s former office lease in the Q1 2024 Financial Statements. In the Q1 2024 Financial Statements, the Company recorded an indemnification asset and associated gain on lease indemnification to reflect the entry by the Company into a sublease agreement with a subtenant and the subtenant’s agreement to indemnify the Company from any claims, obligations, or liabilities that may arise during their tenancy beginning on April 1, 2024. The Company subsequently determined that such accounting was incorrect and that the Company should continue to account for the headlease as a continuing operating lease and sublease. Based on the foregoing, the Company will correct such error by restating the Q1 2024 Financial Statements in an amended Quarterly Report on Form 10-Q for the affected period.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to qualify for the safe harbor from liability established thereunder. Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations. In addition, for a further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its other reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 19, 2024	OpGen, Inc.

	By:	/s/ John Tan Honjian
		Name:	John Tan Honjian
		Title:	Chief Executive Officer and Chairman

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